Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

On April 7, 2025, the Company effected a share combination of the Company’s outstanding common shares, par value $0.021848 per share, at a ratio of twenty-to-one (the “Share Combination”). The common shares listed on The Nasdaq Capital Market commenced trading on The Nasdaq Capital Market on a post-Share Combination adjusted basis at the open of business on April 7, 2025. As a result of the Share Combination, the number of issued and outstanding common shares immediately prior to Share Combination was reduced such that every twenty shares of common shares held by a shareholder immediately prior to the Share Combination were combined and reclassified into one common share, par value $0.43696 per share. Fractional shares resulting from the Share Combination were settled by cash payment.

Options, and other like awards, to purchase the Company’s common shares were also proportionately adjusted in accordance with their terms to reflect the Share Combination.

All common share amounts and per share numbers discussed herein have been retroactively adjusted for the Share Combination.

On April 22, 2025, the Company received a notification letter (the “Notification Letter”) from the Listing Qualifications Department of The Nasdaq Capital Market notifying the Company that it had regained compliance with the minimum bid price requirement set forth under Nasdaq Listing Rule 5550(a)(2) (the “Nasdaq Minimum Bid Price Requirement”). The Notification Letter confirmed that the Company evidenced a closing bid price at or greater than the $1.00 per ordinary share minimum requirement for the last 10 consecutive business days from April 7, 2025 to April 21, 2025 and that the Company has regained compliance with the Nasdaq Minimum Bid Price Requirement. As a result, the listing matter has been closed.